Deloitte LLP
410 West Georgia Street
Vancouver, BC V6B 0S7
Canada

Tel: 604-669-4466
Fax: 778-374-0496
www.deloitte.ca

August 10, 2022

To: Toronto Stock Exchange
British Columbia Securities Commission
Alberta Securities Commission
Financial and Consumer Affairs Authority of Saskatchewan
Manitoba Securities Commission
Ontario Securities Commission
Nova Scotia Securities Commission
Financial and Consumer Services Commission (New Brunswick)
Superintendent of Securities, Department of Justice and Public Safety, Prince Edward Island
Securities Commission of Newfoundland and Labrador
Registrar of Securities, Northwest Territories

Dear Sirs/Mesdames:

Re: Avino Solver and Gold Mines, Ltd. (the "Company")

As required by subparagraph (6)(a)(ii) of section 4.11 of National Instrument 51-102, we have reviewed the information contained in the Company's Notice of Change of Auditor (the “Notice”) dated August 10, 2022, and based on our knowledge of such information at this time, we agree with the information contained in the Notice as it relates to Deloitte LLP.

Yours very truly,

Deloitte LLP

Chartered Professional Accountants